Exhibit 10.99

Upon recording, return to:
Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201
Attention: Ray T. Khirallah

MODIFICATION AND EXTENSION AGREEMENT

This MODIFICATION AND EXTENSION AGREEMENT (this “Agreement”) dated effective as of March 10, 2007 by and between FRISCO SQUARE LAND, LTD., a Texas limited partnership (“Borrower”), and COMERICA BANK (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower has executed and delivered to Lender (i) that certain Amended And Restated Loan Agreement effective as of the 10th day of March, 2006 (the “Loan Agreement”), (ii) that certain Amended and Restated Promissory Note Eurodollar Rate-Single Payment Note (Term Note) dated March 10, 2006 executed by Grantor, and payable to the order of Lender, in the maximum face amount of TWENTY SIX MILLION SIX HUNDRED SIXTY FOUR THOUSAND AND NO/100 DOLLARS ($26,664,000.00) (the “Term Note”), (iii) that certain Revolver Note dated effective March 10, 2006 executed by Grantor, and payable to the order of Lender, in the maximum face amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), (the “Revolver Note”) evidencing a revolving line of credit (the “Revolving Line of Credit”) in the maximum amount of the Revolver Note (the “Maximum RLOC Commitment”), and (iv) that certain Amended and Restated Deed of Trust, Security Agreement and Assignment of Rents (the “Deed of Trust”) dated of even date with the Term Note from Borrower to Melinda A. Chausse, Trustee, for the benefit of Lender, securing the payment of the Notes, covering certain real and personal property described therein and more particularly described on Exhibit A attached hereto and made a part hereof (the “Mortgaged Property”), and recorded under document number 20060314000340000, Official Public Records, Collin County, Texas, reference being here made to the Deed of Trust and the record thereof for all purposes (the Notes, Deed of Trust and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Notes (the “Loan”) being herein collectively called the “Loan Documents”);

WHEREAS, the Revolver Note was originally due and payable on March 10, 2007;

WHEREAS, Borrower has requested that Lender extend the term of the Revolver Note to March 10, 2008;

WHEREAS, Lender has required, as a condition to such extension, that Borrower make a mandatory principal payment on the Revolver Note and modify the Revolving Line of Credit as provided herein;

WHEREAS, Borrower and Lender have agreed to an extension of the Revolver Note, a mandatory principal payment on the Revolver Note and a modification of the Revolving Line of Credit on the terms and conditions herein set forth; and

WHEREAS, Lender is the owner and holder of the Note and Borrower is the owner of the legal title to the Mortgaged Property;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                          Non-Revolving Line of Credit.  The Revolving Line of Credit is hereby converted into a non revolving line of credit. In connection therewith, the following modifications are hereby made to the Loan Agreement:

(a)                     All references to the Revolving Line of Credit in the Loan Agreement are hereby amended to refer to the Revolving Line of Credit, as amended by this Agreement, which line of credit, as so amended, is hereinafter referred to as the “Second Line of Credit”.

(b)                    All references to the Revolver Note are hereby amended to refer to the Revolver Note, as amended by this Agreement, which Revolver Note, as so amended, is hereinafter referred to as the “SLOC Note”.

(c)                     All references to the RLOC Maturity Date are hereby amended to refer to the RLOC Maturity Date, as amended by this Agreement, and the RLOC Maturity Date, as so amended, is hereinafter referred to as the “SLOC Maturity Date”.

(d)                    All references to the Maximum RLOC Commitment are hereby amended to refer to the Maximum RLOC Commitment, as amended by this Agreement, and the Maximum RLOC Commitment, as so amended, is hereinafter referred to as the “Maximum SLOC Commitment”.

(e)                     Section 3.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

3.1                     Agreement to Lend.  (a) Lender agrees, subject to the terms, provisions and conditions of this Agreement, to make Advances of proceeds of the Second Line of Credit to Borrower prior to the SLOC Maturity Date. The aggregate amount of Advances at any one time outstanding shall not exceed the Maximum SLOC Commitment. All of such Advances shall be evidenced by the SLOC Note, under which Advances and repayments may be made subject to the terms and conditions of the Loan Documents. No portion of the principal of the Second Line of Credit that is repaid prior to the SLOC Maturity Date may be reborrowed. Borrower and Lender agree pursuant to Chapter 346 of the Texas Finance Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this Agreement, the Loan Documents or the Loans, and this Agreement, the Loan Documents and the Loans shall not be governed by Chapter 346 or subject to its provisions in any manner whatsoever. Borrower understands and agrees that Lender IS NOT AND SHALL NEVER BE COMMITTED OR OBLIGATED IN ANY WAY TO MAKE ANY LOAN OR ANY ADVANCE UNDER THIS AGREEMENT or any related papers, and nothing contrary contained herein or in any of the Loan Documents or in any course of conduct shall obligate or be construed to obligate Lender to make, or shall entitle or be construed to entitle Borrower to receive, any Advance hereunder unless the terms and conditions set forth in this Agreement, including without limitation Section 4.1 and Section 4.2 hereof have been satisfied.

2.                          Reduction in the Maximum SLOC Commitment.  The Maximum SLOC Commitment is hereby amended to be $1,500,000.00.

3.                          Amendment to SLOC Note.  The SLOC Note is hereby amended to provide that no portion of the principal of the SLOC Note that is repaid prior to the SLOC Maturity Date may be reborrowed and that at no time shall the outstanding principal balance of the SLOC Note ever exceed $1,500,000.00.

4.                          Extension of SLOC Maturity Date.  The SLOC Maturity Date is hereby extended to March 10, 2008. The liens, security interests, assignments and other rights evidenced by the Loan Documents are hereby renewed and extended to secure the payment of the SLOC Note as extended hereby.

5.                          Payment.  Contemporaneously with the execution of this Agreement, Borrower shall make a principal payment on the SLOC Note in the amount of $500,000.00.

6.                          Endorsement to Mortgagee Title Policy.  Contemporaneously with the execution and delivery hereof, Borrower shall, at its sole cost and expense, obtain and deliver to Lender an Endorsement of the Mortgagee Title Policy insuring the lien of the Deed of Trust, under Procedural Rule P-9b(3) of the applicable title insurance rules and regulations, in form and content acceptable to Lender, stating that the company issuing said Mortgagee Title Policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement.

7.                          Representations and Warranties.  Borrower hereby represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Mortgaged Property; (b) Borrower is duly organized and in good standing under the laws of the State of Texas; (c) the execution and delivery of, and performance under this Agreement are within Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Borrower’s partnership agreement or other organizational documents; (d) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower’s knowledge there exists no uncured default under any of the Loan Documents. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation attorneys’ fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

8.                          Further Assurances.  Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Notes.

9.                          Default; Remedies.  If Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, Borrower shall be deemed to be in default under the Deed of Trust and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the any of the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.

10.                    Ratification of Loan Documents.  Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of any of the Loan Documents shall in no way adversely affect the security of the Deed of Trust and the other Loan Documents for the payment of the Notes. The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the Notes.

11.                    Liens Valid; No Offsets or Defenses.  Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to any of the Loan Documents.

12.                    No Waiver.  Lender acknowledges that Lender and its agents in the past may have accepted, without exercising the remedies to which Lender was entitled, payments and performance by Borrower that constituted defaults under the Notes and the Deed of Trust. Borrower acknowledges that no such acceptance or grace granted by Lender or its agents in the past, or Lender’s agreement to the modifications evidenced hereby, has in any manner diminished Lender’s right in the future to insist that Borrower strictly comply with the terms of the Loan Documents, as modified by the terms hereof. Furthermore, Borrower specifically acknowledges that any future grace or forgiveness of default by Lender shall not constitute a waiver or diminishment of any right of Lender with respect to any future default of Borrower, whether or not similar to any default with respect to which Lender has in the past chosen, or may in the future choose, not to exercise all of the rights and remedies granted to it under the Loan Documents.

13.                    Merger; No Prior Oral Agreements.  This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modification of this Agreement or any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower. Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

14.                    Costs and Expenses.  Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.

15.                    Release of Lender.  Borrower and Guarantors (as hereinafter defined) hereby release, remise, acquit and forever discharge Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents, or any of the transactions associated therewith, or the Mortgaged Property, including specifically but not limited to claims of usury.

16.                    Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

17.                    Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

18.                    Time of the Essence.  It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

19.                    Representation by Counsel.  The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

20.                    Governing Law.  This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

21.                    Successors and Assigns.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns.

22.                    Notice of No Oral Agreements.  Borrower, Guarantors and Lender hereby take notice of and agree to the following:

A.                      PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.

B.                        PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

C.                        THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgment below but is effective as of the date first above written.

BORROWER:

FRISCO SQUARE LAND, LTD., a Texas limited partnership

By:	Fairways FS Land, LLC a Texas limited liability company, Its General Partner

	By:	/s/ Cathy R. Sweeney
Cathy R. Sweeney,
Manager

LENDER:

COMERICA BANK

By:
Shery R. Layne, Vice President

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on April 17, 2007 by Cathy Sweeney, Manager of Fairways FS Land, LLC, a Texas limited liability company, in its capacity as the general partner of FRISCO SQUARE LAND, LTD., a Texas limited partnership, on behalf of said limited liability company and partnership.

[SEAL]	MARIA MADRID NOTARY PUBLIC State of Texas Comm. Exp. 07-23-2008	/s/ Maria Madrid
Notary Public, State of Texas
		My Commission Expires:	7-23-08
		Printed Name of Notary:	Maria Madrid

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the         day of                   , 2007, by Shery R. Layne, Senior Vice President of Comerica Bank, on behalf of said Bank.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

ACKNOWLEDGEMENT, CONSENT AND RATIFICATION OF GUARANTY

For a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned (each a “Guarantor”, and collectively, the “Guarantors”) hereby consents to and joins in the above Extension Agreement (this “Agreement”) to which this Acknowledgement, Consent and Ratification of Guaranty is attached (all terms used herein having the meaning ascribed thereto above in this Agreement unless otherwise defined herein). In addition, each of the undersigned Guarantors has determined that such Guarantors will benefit from this Agreement and the transactions and modifications contemplated by this Agreement and are willing to acknowledge that the Borrower’s obligations to Lender set forth in this Agreement and the Loan Documents (as modified as contemplated by this Agreement) are guaranteed obligations of Guarantors pursuant to that certain Guaranty dated April 15, 2005 executed by Guarantors in favor of Lender (the “Guaranty”) as acknowledged, consented to and ratified as of March 10, 2006. In consideration of the benefits afforded by this Agreement, each of the undersigned Guarantors hereby, jointly and severally, ratifies and confirms the Guaranty and agrees that all of its respective obligations and covenants under the Guaranty shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection therewith and that the Guaranty shall remain in full force and effect. Furthermore, each of the undersigned Guarantors jointly and severally acknowledge and agree that:

(a)                     the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding joint and several obligation of the undersigned Guarantors in their individual capacities enforceable against them in their individual capacities in accordance with its terms;

(b)                    the indebtedness evidenced by the Revolver Note, as amended by this Agreement, and the obligations, indebtedness and liabilities arising in connection with this Agreement are included in the “Indebtedness” as such term is used in the Guaranty;

(c)                     the Guaranty is not subject to any claims, defenses or offsets;

(d)                    nothing contained in this Agreement or any other Loan Document shall adversely affect any right or remedy of Lender under the Guaranty;

(e)                     the execution and delivery of this Agreement or any of the Loan Documents contemplated by this Agreement shall in no way reduce, impair or discharge any obligations of the undersigned Guarantors pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender’s rights against any of the undersigned Guarantors; and

(f)                       the undersigned’s consent is not required for the effectiveness of this Agreement or any of the transactions or modifications contemplated by this Agreement and the fact that this consent has been obtained in connection with this Agreement shall not in any way be deemed a waiver of any of the provisions of the Guaranty; and the undersigned acknowledges and agrees that, as provided in paragraph 8 of the Guaranty, Bank may, once or any number of times, modify the terms of the Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all of the Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under the Guaranty.

THIS ACKNOWLEDGEMENT, CONSENT AND RATIFICATION OF GUARANTY AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS MODIFIED BY THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

Executed on the date of acknowledgement below but effective as of March 10, 2007.

/s/ Cathy R. Sweeney	/s/ James C. Leslie
CATHY R. SWEENEY	JAMES C. LESLIE

16250 Dallas Parkway, Suite 102 Dallas, Texas 75248	16250 Dallas Parkway, Suite 102 Dallas, Texas 75248

/s/ David F. Stringfield	/s/ A. Brant Bryan
DAVID F. STRINGFIELD	A. BRANT BRYAN

16250 Dallas Parkway, Suite 102 Dallas, Texas 75248	16250 Dallas Parkway, Suite 102 Dallas, Texas 75248

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 17 day of April, 2007, by Cathy R. Sweeney.

[SEAL]	MARIA MADRID NOTARY PUBLIC State of Texas Comm. Exp. 07-23-2008	/s/ Maria Madrid
Notary Public, State of Texas
		My Commission Expires:	7-23-08
Printed Name of Notary:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 17th day of April, 2007, by James C. Leslie.

[SEAL]	CAROL S. MARTIN Notary Public, State of Texas My Commission Expires October 03, 2007	/s/ Carol S. Martin
Notary Public, State of Texas
		My Commission Expires:	10-3-07
		Printed Name of Notary:	CAROL S. MARTIN

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 17 day of April, 2007, by David F. Stringfield.

[SEAL]	MARIA MADRID NOTARY PUBLIC State of Texas Comm. Exp. 07-23-2008	/s/ Maria Madrid
Notary Public, State of Texas
		My Commission Expires:	7-23-08
Printed Name of Notary:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 17 day of April, 2007, by A. Brant Bryan.

[SEAL]	MARIA MADRID NOTARY PUBLIC State of Texas Comm. Exp. 07-23-2008	/s/ Maria Madrid
Notary Public, State of Texas
		My Commission Expires:	7-23-08
Printed Name of Notary: